Exhibit 99.1 Investor Conference Call March 5, 2019 Promacta Asset Sale

Safe Harbor Statement The following presentation contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this presentation. Words such as “plan,” “believe,” “expect,” “anticipate,” “project,” “intend,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding: the expected closing of the Promacta transaction and the timing thereof, Ligand’s expected use of proceeds therefrom, including potential acquisitions, investments and share repurchases, Ligand’s expectations and views on future growth and sales of Promacta, the length of patent protection for Promacta, Ligand’s belief regarding future revenue, the growth of future royalty streams, future P&L growth rates, and guidance regarding the full-year 2019 financial results. Actual events or results may differ from Ligand's expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: Ligand’s and Royalty Pharma’s ability to satisfy the conditions to closing on the anticipated timeline or at all; Ligand not realizing the full economic benefit from the transaction, including as a result of indemnification claims and the retention by Ligand of certain liabilities; market conditions including the volume and price of Ligand’s common stock; Ligand may not receive expected revenue from royalties, Captisol material sales and license fees and milestone revenue; the current tax and interest rate environment may change; Ligand may not achieve its guidance for 2019; Ligand may not be able to create future revenues and cash flows by developing innovative therapeutics; Ligand may not be able to successfully implement its strategic growth plan and continue the development of its proprietary programs; Ligand’s future investments might not yield value and might not materialize as described; and ongoing or future litigation could expose Ligand to significant liabilities and have a material adverse effect on the company. The Company reports adjusted net income and adjusted net income per diluted share in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company’s financial measures under GAAP include share-based compensation expense, amortization of debt-related costs, amortization related to acquisitions and intangible assets, changes in contingent liabilities, mark-to-market adjustments for amounts relating to our equity investments in Viking Therapeutics and Retrophin, unissued shares relating to the Senior Convertible Notes and others that are listed in the itemized reconciliations between GAAP and adjusted financial measures included at the end of this press release. However, other than with respect to total revenues, the Company only provides guidance on an adjusted basis and does not provide reconciliations of such forward-looking adjusted measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for changes in contingent liabilities, changes in the market value of our investments in Viking Therapeutics and Retrophin, share-based compensation expense and effects of any discrete income tax items. Management has excluded the effects of these items in its adjusted measures to assist investors in analyzing and assessing the Company’s past and future core operating performance. Additionally, adjusted earnings per diluted share is a key component of the financial metrics utilized by the Company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith beliefs (or those of the indicated third parties) and speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ligand undertakes no obligation to revise or update this presentation to reflect events or circumstances or update third party research numbers after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. 2

Agenda • Deal Overview • Promacta Background • Transaction Opportunity • Financial Summary 3

Deal Overview

Deal Overview and Promacta Highlights • Royalty Pharma has acquired Ligand’s Promacta assets and royalty rights for $827 million in cash. • Ligand served a major R&D role in the discovery work in the mid-1990s. • Launched in 2008, generated $291 million of royalties for Ligand over past 11 years. • Annual sales grew at 32% compound annual rate over past five years. • Best-in-class leadership position in a category that has had new products enter the market over past 12 months. • Worldwide patents with expiration dates between 2021 and 2028. 5

Promacta Background

Promacta Product History Blockbuster Status, 25 Years in the Making • Discovered out of 1994 Ligand and SmithKline Beecham collaboration. — Ligand scientists performed studies to characterize how drug worked to stimulate platelet production • GSK received accelerated approval for chronic ITP in November 2008, based on a single, 6-week Phase 2 trial. • Received U.S. and EU approval for Hepatitis C in 2012 and 2013, respectively. • Received U.S. and EU approval for Severe Aplastic Anemia (SAA) in 2014 and 2015, respectively, and U.S. approval for first-line treatment of SAA in 2018. • Promacta was acquired by Novartis in 2015, via the $16 billion acquisition of GSK-Oncology portfolio. • Promacta reached blockbuster status (over $1 billion in sales) in 2018. 7

Our Deep Heritage with Promacta Key Ligand Team Members Played Central Roles Keith Marschke, Ph.D. Sr. Vice President, Biology and Scientific Affairs — Roles in Ligand’s most significant R&D programs including TPOR agonists, SARM and GRA — Senior member of screening group during Promacta discovery — Co-author of over 50 scientific publications — Joined Ligand in 1994 Lin Zhi, Ph.D. Vice President, Chemistry and Pharmaceutical Sciences — Central role in the chemistry of Ligand programs — Co-author of over 60 publications and 87 issued U.S. patents — Directed liver-targeted programs (TRß) and inventor of LTP Technology™ — Joined Ligand in 1992 8

Evolution of Promacta® Label Addition of Indications and Dose Sizes FDA Approval, FDA EU FDA Full FDA EU FDA Ped ITP FDA Accelerated Approval, Approval, Approval, Approval, Approval, EU Approval Approval, Approval, ITP ITP ITP HepC HepC SAA SAA 1st Line SAA 75 mg 12.5 mg 100 mg 25 mg dosage dosage dosage dose oral form form form suspension added added added added 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 ITP: Idiopathic Thrombocytopenia Hep C: Hepatitis C SAA: Severe Aplastic Anemia Source: Promacta Prescribing Information, GSK and Novartis Corporate Press Releases 9

Transaction Opportunity

Promacta Facts and Situation • Promacta has been Ligand’s single-largest asset. In 2019, we had projected it to account for over 50% of revenue. • Promacta will inevitably come off patent; precise timing is unknown. — When it does royalties are expected to quickly diminish significantly — When off patent, the following year Ligand estimated it could lose over $125 million of revenue • Given declining years of remaining patent life, Promacta would have been worth less to Ligand next year than it is now, and less the year after that. • The cash flows to Ligand would have been substantial for remaining years, but uncertainty on patent cliff and impact on revenue and earnings make this the right time to monetize this asset. 11

Promacta: Major Considerations • View on length of market protection — We believe patents will hold at least through 2025; however, we do not control the IP and some of the initial patents come off as early as 2021. • View on competition — Competition likely not a major factor, but a second product is projected to launch in ITP in late 2019, so competitive environment could change • View on Promacta growth — The product is expected to continue to grow but the trends will likely attenuate, limiting the growth • View on investment environment — Ligand has a strong M&A record and will focus on re-investing cash to drive cash flow and profits per share over the long-term — Current tax and interest rate environment make this a good time to divest Promacta 12

Illustrative Use of Proceeds: Over $700 Million After-Tax Proceeds • Goal is to invest in products, technologies and pre-approved drug candidates to drive cash-flow and profits per share in the long-term. • Target investments: — M&A – companies and technology platforms — Product investment for royalty rights acquisition — Share repurchase • Ligand has strong track record deploying cash into investments that have provided impressive financial returns and diversification to the business. • Reinvesting Promacta proceeds now intended to provide substantial returns well beyond when Promacta comes off patent. 13

Ligand Today without Promacta • Highly profitable company with high revenue growth expectations • Over 200 Shots on Goal • Four technology platforms • Over $3.5 billion in potential contract payments • Over 1,200 patents issued worldwide • Over $1.4 billion in cash on balance sheet EPS projected to be lower in the next few years without annual Promacta royalties offset by a major cash infusion from sale of Promacta rights. Long-term revenue and earnings expected to be higher following re-investment of Promacta proceeds. 14

Ligand’s Core Value Drivers Ligand is a highly diversified company with a broad portfolio of assets. Three major components are anticipated to drive substantial value going forward: 1. Performance of major assets from existing portfolio, including: VK-2809 ZULRESSO™ Sparsentan CE-Iohexol RVT-1502 Kyprolis expanded use 2. Performance of OmniAb: In 10 years, outlook is for over 30 OmniAb products to be on the market. Given potential market size and royalty rates, potential for between $500 million and $1 billion in annual royalties in 2030 3. High growth business with strong investment track record: Existing business highly profitable with diverse revenue sources. Business model and operating team focused on deep value investments to drive further growth 15

Illustrative Revenue Trends

- Resetting Ligand's current base of revenue leads to much higher growth trajectory ahead, and reduces potential for down year of overall Ligand revenue when Promacta goes off patent.


Higher revenue and EPS near-term, less cash
But, revenue and EPS dip when Promacta royalties stop
2020
2030

With Promacta


Higher growth rates from existing business without Promacta
Plus, investment now could drive higher growth in future
2020
2030

Without Promacta

16

Ligand

Financial Summary

Transaction Summary • $827 million upfront purchase price nets Ligand over $700 million after-tax cash. — Over $1.4 billion total cash on balance sheet after closing • Remaining business continues to generate significant cash going forward. — Core business revenue guidance of $118 million and cash expense guidance remains at $48 to $52 million • Expectation is substantially all of Ligand’s tax assets will be consumed immediately to offset a portion of the gain. — ~$230 million of remaining NOLs applied against the gain — Ligand income fully taxed at federal level going forward (21%) with some state tax impacts bringing total rate to 21% to 23% 18

Transaction Background • Process included group of buyers capable of acquiring significant portion or all of Promacta rights. • Through multiple rounds of bidding, achieved a very attractive valuation of $827 million for Promacta. • Carefully considered valuation against internal views, research community views and analysis from third-parties. • Timing aligns with entry into mature growth phase for Promacta. 19

About Royalty Pharma • Founded in 1996, Royalty Pharma is the industry leader in acquiring pharmaceutical royalties, with over $16 billion in royalty assets • Royalty Pharma is also a leading investor in pre-approval royalties, having since 2011 invested over $4 billion in royalties on pre-approval products and committed over $900 million to direct R&D funding in exchange for royalties • The company’s portfolio includes royalty interests in over 40 approved products including AbbVie and J&J’s Imbruvica, Astellas and Pfizer’s Xtandi, Biogen’s Tysabri, Gilead’s HIV franchise, Merck’s Januvia, and Vertex’s cystic fibrosis franchise 20

Historical Revenue Excluding Promacta Diversified and Attractive Growth $160 $152 $140 • Consistent, strong annual $120 revenue growth $100 $78 • Driven by royalties, $80 $millions increasing contribution from $66 milestones and consistent $60 contribution from material $43 $41 sales $40 $33 $22 $20 $0 2012 2013 2014 2015 2016 2017 2018 21 Royalty Materials Milestone/License

Updated 2019 Guidance • $827 million gain from sale of Promacta: $812 million to be recorded as other income $15 million to be recorded as Q1 Promacta royalty • 2019 revenue guidance of $118 million: Royalty: $48 million Materials: $27 million (unchanged) Milestone/License: $43 million (unchanged) • Adjusted EPS for the year of ~$32.25 (versus prior of >$6.05). 22

Revenue Breakdown Post Promacta 2019 Revenue Guidance of $118 Million Contract payments — Wide diversity of payments across more than 50 programs — Potential for additional revenue upside in 2019 based on timing Material sales — Consistent year-over-year contribution — Most revenue from sales of Captisol for commercial use Royalty — Contribution from over ten products — Promacta Q1 partial royalty to be recorded Revenue Royalties Material Sales Milestones 23

Q1 2019 Guidance • Q1 Revenue: $38 million — Royalty: $19 million in total royalties, including $15 million of Promacta royalties estimated for the first two months of 2019 — Materials: $7 million — Milestone/License: $12 million — Potential for up to $5 mil additional based on timing and sales • $812 million gain from sale of Promacta in Other Income • Adjusted EPS for the quarter of ~$30.00 24

Analyst Day Preview: March 12th, 2019 • Update on long-term business model, expanded product portfolio, technology platforms and intellectual property. • Overview of key partnerships, including recently acquired programs. • Outlook for the OmniAb® antibody discovery business. • Integration and business plans for the Vernalis Design Platform (VDP). • Review of financial outlook for 2019 and longer-term capital deployment strategy. • Update on Captisol-enabled Iohexol, and other key internal programs. • Partner presenters including: — Genmab B.V. – Edward van den Brink, Ph.D., Associate Director of Global Antibody Discovery — Viking Therapeutics – Brian Lian, Ph.D., CEO — Verona Pharma – Jan-Anders Karlsson, Ph.D., CEO — Palvella Therapeutics – Wes Kaupinen, CEO 25